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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 1996
                                                           -------------

                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)
                  (Originator of the Yamaha Motor Master Trust)


         Delaware              33-72806, 33-94784                    33-0592719
         --------              ------------------           --------------------
(State or other Jurisdiction   (Commission File                (I.R.S. Employer
     of Incorporation)             Numbers)                 Identification No.)


                               6555 Katella Avenue
                               Cypress, CA  90630
                    (Address of principal executive offices)
                    ----------------------------------------


       Registrant's telephone number, including area code:  (714) 761-7500


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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the JULY 15, 1996 Distribution Date for the Collection Period ending JUNE 30, 1996. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
                                  (Registrant)


 Dated:  July 15, 1996                        By:  Hiroshi Tanaka
         -------------                             -----------------------------
                                              Name:  Hiroshi Tanaka
                                              Title: Secretary and Treasurer


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                                INDEX TO EXHIBITS


                                                              SEQUENTIALLY
    EXHIBIT                                                     NUMBERED
    NUMBER                   EXHIBIT                              PAGE
    -------                  -------                          ------------

     5.1             Monthly Servicer's
                     Certificate with respect to
                     the JULY 15, 1996
                     Distribution Date for the
                     Collection Period ending
                     JUNE 30, 1996.